SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2000


                             AMERICAN SKIING COMPANY
             (Exact name of Registrant as specified in its charter)


  Delaware                         1-13507                     04-3373730
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


P.O. Box 450, Bethel, Maine                              04217
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (207) 824-5196

Former name or former address, if changed since last report:  Not Applicable



Item 5. Other Events.

                  See Press Release attached as Exhibit 99.1 hereto.

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Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  2.1. Securities Purchase Agreement dated July 31, 2000 among the Registrant, American Skiing Company Resort Properties, Inc. and Oak Hill Capital Partners, L.P.

                  10.1 Second Amended and Restated Credit Agreement dated July 31, 2000 among American Skiing Company Resort Properties, Inc., Fleet National Bank, as Agent, and the other Lenders party thereto.

                  10.2 Amendment to Stockholders' Agreement dated July 31, 2000 among the Registrant, Oak Hill Capital Partners, L.P. and Leslie B. Otten

                  99.1.    Press Release  issued by the  Registrant on August 2,
                           2000.


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                                  EXHIBIT INDEX


Exhibit
  No.                              Description


2.1. Securities Purchase Agreement dated July 31, 2000 among the Registrant, American Skiing Company Resort Properties, Inc. and Oak Hill Capital Partners, L.P.

10.1 Second Amended and Restated Credit Agreement dated July 31, 2000 among American Skiing Company Resort Properties, Inc., Fleet National Bank, as Agent, and the other Lenders party thereto

10.2 Amendment to Stockholders' Agreement dated July 31, 2000 among the Registrant, Oak Hill Capital Partners, L.P. and Leslie B. Otten

99.1.    Press Release issued by the Registrant on August 2, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN SKIING COMPANY



Date:    August 2, 2000              /s/ Mark J. Miller
                             -----------------------------------------------
                             Name:      Mark J. Miller
                             Title:     Senior Vice President
                                        Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)

Date:    August 2, 2000              /s/ Christopher E. Howard
                             ------------------------------------------
                             Name:      Christopher E. Howard
                             Title:     Executive Vice President
                                        (Duly Authorized Officer)

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